                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                ________________

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                ________________

                               MARINE MIDLAND BANK
               (Exact name of trustee as specified in its charter)

                                   16-1057879
                                (I.R.S. Employer
                               Identification No.)

               140 Broadway, New York, N.Y.       10005-1180
               (212) 658-1000                     (Zip Code)
               (Address of principal executive offices)

                           CHARTER MEDICAL CORPORATION
               (Exact name of obligor as specified in its charter)

               Delaware                              58-1076937
               (State or other jurisdiction       (I.R.S. Employer
               of incorporation or organization)  Identification No.)

               577 Mulberry Street
               Macon, Georgia                              31298

               (Address of principal executive offices)  (Zip Code)

                                ________________

                     See Table of Additional Obligors below
                                ________________

               11 1/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2004
                         (Title of Indenture Securities)

                           ADDITIONAL OBLIGORS(1)

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
         OBLIGOR AS SPECIFIED                    INCORPORATION         IDENTIFICATION             OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    ------------------------------------
Ambulatory Resources, Inc.                    Georgia                     58-1456102      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Atlanta MOB, Inc.                             Georgia                     58-1558215      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Beltway Community Hospital, Inc.              Texas                       58-1324281      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
C.A.C.O. Services, Inc.                       Ohio                        58-1751511      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
CCM, Inc.                                     Nevada                      58-1662418      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
CMCI, Inc.                                    Nevada                      88-0224620      1061 East Flamingo Road
                                                                                          Suite One
                                                                                          Las Vegas, NV 89119
                                                                                          (702) 737-0282
CMFC, Inc.                                    Nevada                      88-0215629      1061 East Flamingo Road
                                                                                          Suite One
                                                                                          Las Vegas, NV 89119
                                                                                          (702) 737-0282
CMSF, Inc.                                    Florida                     58-1324269      3550 Colonial Boulevard
                                                                                          Fort Myers, FL 33906
                                                                                          (813) 939-0403
CPS Associates, Inc.                          Virginia                    58-1761039      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Alvarado Behavioral Health System,    California                  58-1394959      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Appalachian Hall Behavioral Health    North Carolina              58-2097827      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Arbor Indy Behavioral Health          Indiana                     35-1916340      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Augusta Behavioral Health System,     Georgia                     58-1615676      3100 Perimeter Parkway
 Inc.                                                                                     Augusta, GA 30909
                                                                                          (404) 868-6625
Charter Bay Harbor Behavioral Health          Florida                     58-1640244      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Beacon Behavioral Health System,      Indiana                     58-1524996      1720 Beacon Street
 Inc.                                                                                     Fort Wayne, IN 46805
                                                                                          (219) 423-3651
Charter Behavioral Health System at Fair      New Jersey                  58-2097832      577 Mulberry Street
 Oaks, Inc.                                                                               Macon, GA 31298
                                                                                          (912) 742-1161

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                  INCORPORATION         IDENTIFICATION             OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    --------------------------------------
Charter Behavioral Health System at Hidden    Maryland                    52-1866212      577 Mulberry Street
 Brook, Inc.                                                                              Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System at Los       California                  33-0606642      577 Mulberry Street
 Altos, Inc.                                                                              Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System at           Maryland                    52-1866221      577 Mulberry Street
 Potomac Ridge, Inc.                                                                      Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System at           Maryland                    52-1866214      577 Mulberry Street
 Warwick Manor, Inc.                                                                      Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Georgia                     58-1513304      240 Mitchell Bridge Road
 Athens, Inc.                                                                             Athens, GA 30604
                                                                                          (404) 546-7277
Charter Behavioral Health System of           Texas                       58-1440665      8402 Cross Park Drive
 Austin, Inc.                                                                             Austin, TX 78754
                                                                                          (512) 837-1800
Charter Behavioral Health System of           Texas                       76-0430571      577 Mulberry Street
 Baywood, Inc.                                                                            Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Florida                     58-1527678      577 Mulberry Street
 Bradenton, Inc.                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of Canoga    California                  95-4470774      577 Mulberry Street
 Park, Inc.                                                                               Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Georgia                     58-1408670      3500 Riverside Drive
 Central Georgia, Inc.                                                                    Macon, GA 31209
                                                                                          (912) 474-6200
Charter Behavioral Health System of           South Carolina              58-1761157      2777 Speissegger Drive
 Charleston, Inc.                                                                         Charleston, SC 29405-8299
                                                                                          (803) 747-5830
Charter Behavioral Health System of           Virginia                    58-1616917      2101 Arlington Boulevard
 Charlottesville, Inc.                                                                    Charlottesville, VA 22903-1593
                                                                                          (804) 977-1120
Charter Behavioral Health System of           Illinois                    58-1315760      4700 North Clarendon Avenue
 Chicago, Inc.                                                                            Chicago, IL 60640
                                                                                          (312) 728-7100
Charter Behavioral Health System of Chula     California                  58-1473063      577 Mulberry Street
 Vista, Inc.                                                                              Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Missouri                    61-1009977      200 Portland Street
 Columbia, Inc.                                                                           Columbia, MO 65201
                                                                                          (314) 876-8000
Charter Behavioral Health System of Corpus    Texas                       58-1513305      3126 Rodd Field Road
 Christi, Inc.                                                                            Corpus Christi, TX 78414
                                                                                          (512) 993-8893

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                 INCORPORATION         IDENTIFICATION             OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -------------------------------------
Charter Behavioral Health System of           Texas                       58-1513306      6800 Preston Road
 Dallas, Inc.                                                                             Plano, TX 75024
                                                                                          (214) 964-3939
Charter Behavioral Health System of           Indiana                     35-1916338      577 Mulberry Street
 Evansville, Inc.                                                                         Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of Fort      Texas                       58-1643151      6201 Overton Ridge Blvd.
 Worth, Inc.                                                                              Fort Worth, TX 76132
                                                                                          (817) 292-6844
Charter Behavioral Health System of           Mississippi                 58-1616919      East Lakeland Drive
 Jackson, Inc.                                                                            Jackson, MS 39208
                                                                                          (601) 939-9030
Charter Behavioral Health System of           Florida                     58-1483015      3947 Salisbury Road
 Jacksonville, Inc.                                                                       Jacksonville, FL 32216
                                                                                          (904) 296-2447
Charter Behavioral Health System of           Indiana                     35-1916342      577 Mulberry Street
 Jefferson, Inc.                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of Kansas    Kansas                      58-1603154      8000 West 127th Street
 City, Inc.                                                                               Overland Park, KS 66213
                                                                                          (913) 897-4999
Charter Behavioral Health System of           Louisiana                   72-0686492      577 Mulberry Street
 Lafayette, Inc.                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of Lake      Louisiana                   62-1152811      4250 Fifth Avenue, South
 Charles, Inc.                                                                            Lake Charles, LA 70605
                                                                                          (318) 474-6133
Charter Behavioral Health System of           California                  33-0606647      577 Mulberry Street
 Lakewood, Inc.                                                                           Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Indiana                     35-1916343      577 Mulberry Street
 Michigan City, Inc.                                                                      Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Alabama                     58-1569921      5800 Southland Drive
 Mobile, Inc.                                                                             Mobile, AL 36609
                                                                                          (205) 661-3001
Charter Behavioral Health System of           New Hampshire               02-0470752      577 Mulberry Street
 Nashua, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Nevada                      58-1321317      7000 West Spring Mountain Road
 Nevada, Inc.                                                                             Las Vegas, NV 89180
                                                                                          (702) 876-4357
Charter Behavioral Health System of New       New Mexico                  58-1479480      5901 Zuni Road, SE
 Mexico, Inc.                                                                             Albuquerque, NM 87108
                                                                                          (505) 265-8800
Charter Behavioral Health System of           California                  58-1857277      101 Cirby Hills Drive
 Northern California, Inc.                                                                Roseville, CA 95678
                                                                                          (916) 969-4666

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
            OBLIGOR AS SPECIFIED                 INCORPORATION         IDENTIFICATION             OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    ------------------------------------
Charter Behavioral Health System of           Arkansas                    58-1449455      4253 Crossover Road
 Northwest Arkansas, Inc.                                                                 Fayetteville, AR 72701
                                                                                          (501) 521-5731
Charter Behavioral Health System of           Indiana                     58-1603160      101 West 61st Avenue
 Northwest Indiana, Inc.                                                                  State Road 51
                                                                                          Hobart, IN 46342
                                                                                          (219) 947-4464
Charter Behavioral Health System of           Kentucky                    61-1006115      435 Berger Road
 Paducah, Inc.                                                                            Paducah, KY 42002-7609
                                                                                          (502) 444-0444
Charter Behavioral Health System of           Illinois                    36-3946945      577 Mulberry Street
 Rockford, Inc.                                                                           Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of San       California                  58-1747020      577 Mulberry Street
 Jose, Inc.                                                                               Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Georgia                     58-1750583      1150 Cornell Ave
 Savannah, Inc.                                                                           Savannah, GA 31416
                                                                                          (912) 354-3911
Charter Behavioral Health System of           California                  58-1366605      577 Mulberry Street
 Southern California, Inc.                                                                Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of Tampa     Florida                     58-1616916      4004 North Riverside Drive
 Bay, Inc.                                                                                Tampa, FL 33603
                                                                                          (813) 238-8671
Charter Behavioral Health System of           Arkansas                    71-0752815      577 Mulberry Street
 Texarkana, Inc.                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of the       California                  95-2685883      2055 Kellogg Drive
 Inland Empire, Inc.                                                                      Corona, CA 91720
                                                                                          (714) 735-2910
Charter Behavioral Health System of           Ohio                        58-1731068      1725 Timberline Road
 Toledo, Inc.                                                                             Maumee, Ohio 43537
                                                                                          (419) 891-9333
Charter Behavioral Health System of           Arizona                     86-0757462      577 Mulberry Street
 Tucson, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Virginia                    54-1703071      577 Mulberry Street
 Virginia Beach, Inc.                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           California                  33-0606644      577 Mulberry Street
 Visalia, Inc.                                                                            Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           District of Columbia        52-1866204      577 Mulberry Street
 Washington, D.C., Inc.                                                                   Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health System of           Minnesota                   41-1775626      577 Mulberry Street
 Waverly, Inc.                                                                            Macon, GA 31298
                                                                                          (912) 742-1161

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                 INCORPORATION         IDENTIFICATION             OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    ------------------------------------
Charter Behavioral Health System of           North Carolina              56-1050502      3637 Old Vineyard Road
 Winston-Salem, Inc.                                                                      Winston-Salem, NC 27104
                                                                                          (919) 768-7710
Charter Behavioral Health System of Yorba     California                  33-0606646      577 Mulberry Street
 Linda, Inc.                                                                              Macon, GA 31298
                                                                                          (912) 742-1161
Charter Behavioral Health Systems of          Georgia                     58-1900736      577 Mulberry Street
 Atlanta, Inc.                                                                            Macon, GA 31298
                                                                                          (912) 742-1161
Charter Brawner Behavioral Health System,     Georgia                     58-0979827      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter-By-The-Sea Behavioral Health          Georgia                     58-1351301      2927 Demere Road
 System, Inc.                                                                             St. Simons Island, GA 31522
                                                                                          (912) 638-1999
Charter Canyon Behavioral Health System,      Utah                        58-1557925      175 West 7200 South
 Inc.                                                                                     Midvale, UT 84047
                                                                                          (801) 561-8181
Charter Canyon Springs Behavioral Health      California                  33-0606640      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Centennial Peaks Behavioral Health    Colorado                    58-1761037      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Colonial Institute, Inc.              Virginia                    58-1492652      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Community Hospital, Inc.              California                  58-1398708      21530 South Pioneer Boulevard
                                                                                          Hawaiian Gardens, CA 90716
                                                                                          (310) 860-0401
Charter Community Hospital of Des Moines,     Iowa                        58-1523702      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Contract Services, Inc.               Georgia                     58-2100699      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Cove Forge Behavioral Health          Pennsylvania                25-1730464      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Crescent Pines Behavioral Health      Georgia                     58-1249663      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Fairbridge Behavioral Health          Maryland                    52-1866218      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Fairmount Behavioral Health           Pennsylvania                58-1616921      561 Fairthorne Avenue
 System, Inc.                                                                             Philadelphia, PA 19128
                                                                                          (215) 487-4000

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
          OBLIGOR AS SPECIFIED                 INCORPORATION            IDENTIFICATION               OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    --------------------------------------
Charter Fenwick Hall Behavioral Health        South Carolina              57-0995766      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Financial Offices, Inc.               Georgia                     58-1527680      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Forest Behavioral Health System,      Louisiana                   58-1508454      9320 Linwood Avenue
 Inc.                                                                                     Shreveport, LA 71106
                                                                                          (318) 688-3930
Charter Grapevine Behavioral Health           Texas                       58-1818492      2300 William D. Tate Ave.
 System, Inc.                                                                             Grapevine, TX 76051
                                                                                          (817) 481-1900
Charter Greensboro Behavioral Health          North Carolina              58-1335184      700 Walter Reed Drive
 System, Inc.                                                                             Greensboro, NC 27403
                                                                                          (919) 852-4821
Charter Health Management of Texas, Inc.      Texas                       58-2025056      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Columbus, Inc.            Ohio                        58-1598899      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Denver, Inc.              Colorado                    58-1662413      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Ft. Collins, Inc.         Colorado                    58-1768534      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Laredo, Inc.              Texas                       58-1491620      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Miami, Inc.               Florida                     61-1061599      11100 N.W. 27th Street
                                                                                          Miami, FL 33172
                                                                                          (305) 591-3230
Charter Hospital of Mobile, Inc.              Alabama                     58-1318870      251 Cox Street
                                                                                          Mobile, AL 36604
                                                                                          (205) 432-4111
Charter Hospital of Northern New Jersey,      New Jersey                  58-1852138      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Santa Teresa, Inc.        New Mexico                  58-1584861      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of St. Louis, Inc.           Missouri                    58-1583760      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Hospital of Torrance, Inc.            California                  58-1402481      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                  INCORPORATION         IDENTIFICATION               OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -------------------------------------
Charter Indianapolis Behavioral Health        Indiana                     58-1674291      5602 Caito Drive
 System, Inc.                                                                             Indianapolis, IN 46226
                                                                                          (317) 545-2111
Charter Lafayette Behavioral Health           Indiana                     58-1603158      3700 Rome Drive
 System, Inc.                                                                             Lafayette, IN 47905
                                                                                          (317) 448-6999
Charter Lakehurst Behavioral Health           New Jersey                  22-3286879      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Lakeside Behavioral Health System,    Tennessee                   62-0892645      2911 Brunswick Road
 Inc.                                                                                     Memphis, TN 38134
                                                                                          (901) 377-4700
Charter Laurel Heights Behavioral Health      Georgia                     58-1558212      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Laurel Oaks Behavioral Health         Florida                     58-1483014      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Linden Oaks Behavioral Health         Illinois                    36-3943776      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Little Rock Behavioral Health         Arkansas                    58-1747019      1601 Murphy Drive
 System, Inc.                                                                             Haumelle, AR 72118
                                                                                          (501) 851-8700
Charter Louisville Behavioral Health          Kentucky                    58-1517503      1405 Browns Lane
 System, Inc                                                                              Louisville, KY 40207
                                                                                          (502) 896-0495
Charter Meadows Behavioral Health System,     Maryland                    52-1866216      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter MOB of Charlottesville, Inc.          Virginia                    58-1761158      1023 Millmont Avenue
                                                                                          Charlottesville, VA 22901
                                                                                          (804) 977-1120
Charter Medfield Behavioral Health System,    Florida                     58-1705131      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical -- California, Inc.           Georgia                     58-1357345      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical -- Clayton County, Inc.       Georgia                     58-1579404      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical -- Cleveland, Inc.            Texas                       58-1448733      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical -- Dallas, Inc.               Texas                       58-1379846      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                  INCORPORATION         IDENTIFICATION               OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -----------------------------------
Charter Medical -- Long Beach, Inc.           California                  58-1366604      6060 Paramount Boulevard
                                                                                          Long Beach, CA 90805
                                                                                          (310) 220-1000
Charter Medical -- New York, Inc.             New York                    58-1761153      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical (Cayman Islands) Ltd.         Cayman Islands              58-1841857
Charter Medical Executive Corporation         Georgia                     58-1538092      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical Information Services, Inc.    Georgia                     58-1530236      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical International, Inc.           Cayman Islands             applied for      P.O. Box 1043
                                                                                          Swiss Bank Building
                                                                                          Caledonian House,
                                                                                          Georgetown, Grand Cayman,
                                                                                          Cayman Islands
                                                                                          (809) 949-0050
Charter Medical International, S.A., Inc.     Nevada                      58-1605110      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical Management Company            Georgia                     58-1195352      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical of East Valley, Inc.          Arizona                     58-1643158      2190 N. Grace Boulevard
                                                                                          Chandler, AZ 85224
                                                                                          (602) 809-8989
Charter Medical of England Limited            United Kingdom             applied for      111 Kings Road, Box 323
                                                                                          London SW3 4PB, England
Charter Medical of North Phoenix, Inc.        Arizona                     58-1643154      6015 W. Peoria Avenue
                                                                                          Glendale, AZ 85311
                                                                                          (602) 878-7878
Charter Medical of Orange County, Inc.        Florida                     58-1615673      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Medical of Puerto Rico, Inc.          Puerto Rico                 58-1208667      1225 Ponce de Leon Avenue
                                                                                          Santuree, Puerto Rico 00907
                                                                                          (809) 723-8666
Charter Mental Health Options, Inc.           Florida                     58-2100704      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Mid-South Behavioral Health           Tennessee                   58-1860496      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Milwaukee Behavioral Health           Wisconsin                   58-1790135      11101 West Lincoln Avenue
 System, Inc.                                                                             West Allis, WI 53227
                                                                                          (414) 327-3000

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
            OBLIGOR AS SPECIFIED                 INCORPORATION         IDENTIFICATION               OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -------------------------------------
Charter Mission Viejo Behavioral Health       California                  58-1761156      23228 Madero
 System, Inc.                                                                             Mission Viejo, CA 92691
                                                                                          (714) 830-4800
Charter North Behavioral Health System,       Alaska                      58-1474550      2530 DeBarr Road
 Inc.                                                                                     Anchorage, AK 99508-2996
                                                                                          (907) 258-7575
Charter North Counseling Center, Inc.         Alaska                      58-2067832      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Northbrooke Behavioral Health         Wisconsin                   39-1784461      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Northridge Behavioral Health          North Carolina              58-1463919      400 Newton Road
 System, Inc.                                                                             Raleigh, NC 27615
                                                                                          (919) 847-0008
Charter Northside Hospital, Inc.              Georgia                     58-1440656      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Oak Behavioral Health System, Inc.    California                  58-1334120      1161 East Covina Boulevard
                                                                                          Covina, GA 91724
                                                                                          (818) 966-1632
Charter Palms Behavioral Health System,       Texas                       58-1416537      1421 E. Jackson Avenue
 Inc.                                                                                     McAllen, TX 78502
                                                                                          (512) 631-5421
Charter Peachford Behavioral Health           Georgia                     58-1086165      2151 Peachford Road
 System, Inc.                                                                             Atlanta, GA 30338
                                                                                          (404) 455-3200
Charter Pines Behavioral Health System,       North Carolina              58-1462214      3621 Randolph Road
 Inc.                                                                                     Charlotte, NC 28211
                                                                                          (704) 365-5368
Charter Plains Behavioral Health System,      Texas                       58-1462211      801 N. Quaker Avenue
 Inc.                                                                                     Lubbock, TX 79408
                                                                                          (806) 744-5505
Charter Psychiatric Hospitals, Inc.           Delaware                    58-1852072      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Real Behavioral Health System,        Texas                       58-1485897      8550 Huebner Road
 Inc.                                                                                     San Antonio, TX 78240
                                                                                          (512) 699-8585
Charter Regional Medical Center, Inc.         Texas                       74-1299623      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter Richmond Behavioral Health System,    Virginia                    58-1761160      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Ridge Behavioral Health System,       Kentucky                    58-1393063      3050 Rio Dosa Drive
 Inc.                                                                                     Lexington, KY 40509
                                                                                          (606) 269-2325

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                 INCORPORATION         IDENTIFICATION              OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -------------------------------------
Charter Rivers Behavioral Health System,      South Carolina              58-1408623      2900 Sunset Boulevard
 Inc.                                                                                     West Columbia, SC 29171
                                                                                          (803) 796-9911
Charter San Diego Behavioral Health           California                  58-1669160      11878 Avenue of Industry
 System, Inc.                                                                             San Diego, CA 92128
                                                                                          (619) 487-3200
Charter Serenity Lodge Behavioral Health      Virginia                    56-1703066      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Sioux Falls Behavioral Health         South Dakota                58-1674278      2812 South Louise Avenue
 System, Inc.                                                                             Sioux Falls, SD 57106
                                                                                          (605) 341-8111
Charter South Bend Behavioral Health          Indiana                     58-1674287      6704 North Gumwood Drive
 System, Inc.                                                                             Granger, IN 46530
                                                                                          (219) 272-9799
Charter Springs Behavioral Health System,     Florida                     58-1517461      3130 S.W. 27th Avenue
 Inc.                                                                                     Ocala, FL 32678
                                                                                          (904) 237-7293
Charter Springwood Behavioral Health          Virginia                    58-2097829      577 Mulberry Street
 System, Inc.                                                                             Macon, GA 31298
                                                                                          (912) 742-1161
Charter Suburban Hospital of Mesquite,        Texas                       75-1161721      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Charter Terre Haute Behavioral Health         Indiana                     58-1674293      1400 Crossing Boulevard
 System, Inc.                                                                             Terre Haute, IN 47802
                                                                                          (812) 299-4196
Charter Thousand Oaks Behavioral              California                  58-1731069      150 Via Merida
 Health System, Inc.                                                                      Thousand Oaks, CA 91361
                                                                                          (805) 495-3292
Charter Tidewater Behavioral                  Virginia                    54-1703069      577 Mulberry Street
 Health System, Inc.                                                                      Macon, GA 31298
                                                                                          (912) 742-1161
Charter Treatment Center of                   Michigan                    58-2025057      577 Mulberry Street
 Michigan, Inc.                                                                           Macon, GA 31298
                                                                                          (912) 742-1161
Charter Westbrook Behavioral                  Virginia                    54-0858777      1500 Westbrook Avenue
 Health System, Inc.                                                                      Richmond, VA 23227
                                                                                          (804) 266-9671
Charter White Oak Behavioral                  Maryland                    52-1866223      577 Mulberry Street
 Health System, Inc.                                                                      Macon, GA 31298
                                                                                          (912) 742-1161
Charter Wichita Behavioral                    Kansas                      58-1634296      8901 East Orme
 Health System, Inc.                                                                      Wichita, KS 67207
                                                                                          (316) 686-5000
Charter Woods Behavioral                      Alabama                     58-1330526      700 Cottonwood Road
 Health System, Inc.                                                                      Dothan, AL 36302
                                                                                          (205) 794-4357

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
           OBLIGOR AS SPECIFIED                  INCORPORATION         IDENTIFICATION              OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -------------------------------------
Charter Woods Hospital, Inc.                  Alabama                     58-2102628      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter of Alabama, Inc.                      Alabama                     63-0649546      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Charter-Provo School, Inc.                    Utah                        58-1647690      4501 North University Ave.
                                                                                          Provo, UT 84603
                                                                                          (801) 227-2000
Charterton/LaGrange, Inc.                     Kentucky                    61-0882911      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Desert Springs Hospital, Inc.                 Nevada                      88-0117696      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Employee Assistance Services, Inc.            Georgia                     58-1501282      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Florida Health Facilities, Inc.               Florida                     58-1860493      21808 State Road 54
                                                                                          Lutz, FL 33549
                                                                                          (813) 948-2441
Gulf Coast EAP Services, Inc.                 Alabama                     58-2101394      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Gwinnett Immediate Care Center, Inc.          Georgia                     58-1456097      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
HCS, Inc.                                     Georgia                     58-1527679      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Holcomb Bridge Immediate Care Center, Inc.    Georgia                     58-1374463      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Hospital Investors, Inc.                      Georgia                     58-1182191      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Mandarin Meadows, Inc.                        Florida                     58-1761155      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Metropolitan Hospital, Inc.                   Georgia                     58-1124268      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Middle Georgia Hospital, Inc.                 Georgia                     58-1121715      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Pacific-Charter Medical, Inc.                 California                  58-1336537      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161

                                                                                                 ADDRESS INCLUDING ZIP CODE,
                                                 STATE OR OTHER                                      AND TELEPHONE NUMBER
              EXACT NAME OF                     JURISDICTION OF       I.R.S. EMPLOYER                INCLUDING AREA CODE,
          OBLIGOR AS SPECIFIED                   INCORPORATION          IDENTIFICATION              OF OBLIGOR'S PRINCIPAL
              IN ITS CHARTER                    OR ORGANIZATION            NUMBER                     EXECUTIVE OFFICES
- ------------------------------------------    --------------------    ----------------    -----------------------------------
Peachford Professional Network, Inc.          Georgia                     58-2100700      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Rivoli, Inc.                                  Georgia                     58-1686160      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Shallowford Community Hospital, Inc.          Georgia                     58-1175951      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Sistemas De Terapia Respiratoria S.A.,        Georgia                     58-1181077      577 Mulberry Street
 Inc.                                                                                     Macon, GA 31298
                                                                                          (912) 742-1161
Stuart Circle Hospital Corporation            Virginia                    54-0855184      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Tampa Bay Behavioral Health Alliance, Inc.    Florida                     58-2100703      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161
Western Behavioral Systems, Inc.              California                  58-1662416      577 Mulberry Street
                                                                                          Macon, GA 31298
                                                                                          (912) 742-1161

- ------------------------------
(1) The Additional Registrants listed are wholly-owned subsidiaries of the Registrant and are guarantors of the Registrant's 11 1/4% Senior Subordinated Notes due 2004 and will be guarantors of the Registrant's 11 1/4% Series A Senior Subordinated Notes due 2004 to be issued pursuant to the Exchange Offer described in the attached Registration Statement. The Additional Registrants have been conditionally exempted, pursuant to
      Section 12(h) of the Securities Exchange Act of 1934, from filing reports under Sections 13 or 15(d) of the Securities Act of 1934.

                                     General

Item 1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department, Albany, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System,
            Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item 2. AFFILIATIONS WITH OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None

Item 16.  LIST OF EXHIBITS.


EXHIBIT

T1A(i)                              -    Copy of the Organization
                                         Certificate of Marine Midland Bank.

T1A(ii)                             -    Copy of Certificate of the State of
                                         New York Banking Department dated
                                         December 31, 1993 as to the authority
                                         of Marine Midland Bank to commence
                                         business.

T1A(iii)                            -    Copy of authorization of Marine
                                         Midland Bank to exercise corporate
                                         trust powers. See Item T1A(ii).

T1A(iv)                             -    Copy of the existing By-Laws of
                                         Marine Midland Bank as adopted on
                                         January 20, 1994.

T1A(v)                              -    Not applicable.

T1A(vi)                             -    Consent of Marine Midland Bank
                                         required by Section 321(b) of the Trust
                                         Indenture Act of 1939.

T1A(vii)                            -    Copy of the latest report of
                                         condition of the trustee (December 31,
                                         1993).

T1A(viii)                           -    Not applicable.

T1A(ix)                             -    Not applicable.

                                    SIGNATURE


    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the __th day of May, 1994.



                                        MARINE MIDLAND BANK


                                        By:/s/ Frank J. Godino
                                           --------------------
                                           Frank J. Godino
                                           Assistant Corporate Trust Officer

                                                                  EXHIBIT T1A(i)


                            ORGANIZATION CERTIFICATE

                                       of

                              "MARINE MIDLAND BANK"


          We, the undersigned, all being of full age, all but one of us being citizens of the United States and all of us being residents of the State of New York, having associated ourselves together for the purpose of forming a trust company under and pursuant to the Banking Law of the State of New York, do hereby certify:

          FIRST. That the name by which the corporation is to be known is Marine Midland Bank.

          SECOND. That the place where its principal office is to be located is Buffalo, New York.

          THIRD. That the amount of its capital stock is to be One Hundred Eighty-five Million and no/100 Dollars ($185,000,000.00) and the number of shares into which such capital stock is to be divided is 1,850,000 with a par value of $100.00 each.

          FOURTH.  The shares are not to be classified as preferred and common.

          If the shares are to be so classified,

               (a) The number and par value of shares to be included in each class are as follows: not applicable.

               (b) All the designations, preferences, privileges and voting powers of the shares of each class, and the restrictions or qualifications thereof are as follows: not applicable.

               (c) The number of shares of common stock which are to be reserved for issuance in exchange for preferred shares or otherwise to replace any capital stock represented by preferred shares is none.

          FIFTH. The name, place of residence and citizenship of each incorporator, and the number of shares subscribed for by each are:


                                                                    No. of
       Full Name              Residence         *Citizenship        Shares
       ---------              ---------         ------------        ------

James H. Cleave               New York            Canada              0
John M. Endries               New York            New York            0
Bernard J. Kennedy            New York            New York            0
Northrup R. Knox              New York            New York            0
Henry J. Nowak                New York            New York            0

- ---------------------
*    If a citizen of New York or a contiguous state, insert name of such state.


          SIXTH.  The term of existence of the corporation is to be perpetual.

          SEVENTH. The number of directors is to be not less than seven or more than thirty.

          EIGHTH. The names of the incorporators who shall be the directors until the first annual meeting of stockholders are: James H. Cleave, John M. Endries, Bernard J. Kennedy, Northrup R. Knox and Henry J. Nowak.

          NINTH.    The corporation is to exercise the powers conferred by
Section 100 of the Banking Law.

          IN WITNESS WHEREOF, We have made, signed and acknowledged this certificate in duplicate, this 16th day of September, 1993.

    /s/   James H. Cleave
    ---   ------------------

    /s/   John M. Endries
    ---   ------------------

    /s/   Bernard J. Kennedy
    ---   ------------------

    /s/   Northrup R. Knox
    ---   ------------------

    /s/   Henry J. Nowak
    ---   ------------------



    STATE OF NEW YORK    )
                         )  ss.:
    COUNTY OF ERIE       )


          On this 16th day of September, 1993, personally appeared before me James H. Cleave, John M. Endries, Bernard J. Kennedy, Northrup R. Knox and Henry
J. Nowak, to me known to be the persons described in and who executed the foregoing certificate and severally acknowledged that they executed the same.

                                        /s/  Helen Kujawa
                                  -----------------------
                                                                  Notary Public

    (Attach County Clerk's certificate
    authenticating signature of Notary                           [NOTARIAL SEAL]
    Public who takes acknowledgement)

          NINTH.    The corporation is to exercise the powers conferred by
Section 100 of the Banking Law.

          IN WITNESS WHEREOF, We have made, signed and acknowledged this certificate in duplicate, this 16th day of September, 1993.

/s/   James H. Cleave
- ---   ---------------

/s/   John M. Endries
- ---   ---------------

/s/   Bernard J. Kennedy
- ---   ------------------

/s/   Northrup R. Knox
- ---   ---------------

/s/   Henry J. Nowak
- ---   ---------------


STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF ERIE       )


          I, David J. Swarts, Clerk of the County of Erie, and also Clerk of the Supreme and County Courts for said County, the same being Courts of Record, do hereby certify that HELEN KUJAWA, whose name is subscribed to the deposition certificate of acknowledgement of proof of the annexed instrument, was at the time of taking the same a NOTARY PUBLIC in and for the State of New York, duly commissioned and sworn and qualified to act as such throughout the State of New York; that pursuant to law a commission, or a certificate of his appointment and qualifications and his autograph signature, have been filed in my office; that as such Notary Public he was duly authorized by the laws of the State of New York to administer oaths and affirmations to receive and certify that acknowledgement of proof of deeds, mortgages, powers of attorney and other written instruments for lands, tentaments and heriditaments to be read in evidence or recorded in this State, to protect notes and to take and certify affidavits and depositions; and that I am well acquainted with the handwriting of such Notary Public, or have compared the signature on the annexed instrument and with his autograph signature deposited in my office, and believe that the signature is genuine.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said County and Courts at Buffalo, this 17th day of September, 1993.


        [SEAL]

    N.P. No. 7502                /s/  David S. Swarts
                                 -------------------------
                                      Clerk

                            ORGANIZATION CERTIFICATE

                                       of

                              "MARINE MIDLAND BANK"



          Received this _____ day of ______________, 19____.




                                                      Superintendent of Banks



          Filed for examination this _____ day of ______________, 19____.



                                                      Superintendent of Banks



          ________________________ by the Banking Board at a meeting held on the _____ day of ______________, 19____.



                                                  Secretary of the Banking Board



          _____________________________________________________ this _____ day of ______________, 19____.



                                                      Superintendent of Banks

          Filed in the office of _______________________________ this _____ day of ______________, 19____.


          Recorded in the office of ____________________________ this _____ day of ______________, 19____.

                                                                 EXHIBIT T1A(ii)


                                STATE OF NEW YORK

                               BANKING DEPARTMENT


KNOW ALL MEN BY THESE PRESENTS,

          WHEREAS, the organization certificate of MARINE MIDLAND BANK of Buffalo, New York has heretofore been duly approved and said MARINE MIDLAND BANK has complied with the provisions of Chapter 2 of the Consolidated Laws, in respect of the conversion of MARINE MIDLAND BANK, N.A. into a State trust company under the name MARINE MIDLAND BANK,

          NOW THEREFORE, I, DERICK D. CEPHAS, as Superintendent of Banks of the State of New York, do hereby authorize the said MARINE MIDLAND BANK to transact the business of a Trust Company at One Marine Midland Center, Buffalo, Erie County, within this State.


          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department, this 31st day of December in the year one thousand nine hundred and ninety-three.


     [SEAL]
                                     /s/  Derrick D. Cephas
                                     ---------------------------
                                          Superintendent

                                                                 EXHIBIT T1A(ii)


                                STATE OF NEW YORK

                               BANKING DEPARTMENT


KNOW ALL MEN BY THESE PRESENTS,

          WHEREAS, the organization certificate of MARINE MIDLAND BANK of Buffalo, New York has heretofore been duly approved and said MARINE MIDLAND BANK has complied with the provisions of Chapter 2 of the Consolidated Laws, in respect of the conversion of MARINE MIDLAND BANK, N.A. into a State trust company under the name MARINE MIDLAND BANK,

          NOW THEREFORE, I, DERICK D. CEPHAS, as Superintendent of Banks of the State of New York, do hereby authorize the said MARINE MIDLAND BANK to transact the business of a Trust Company at One Marine Midland Center, Buffalo, Erie County, within this State.


          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department, this 31st day of December in the year one thousand nine hundred and ninety-three.


     [SEAL]
                                     /s/  Derrick D. Cephas
                                     ---------------------------
                                          Superintendent

                                                      (Adopted January 20, 1994)

                                                                EXHIBIT T1A (iv)


                                     BY-LAWS

                                       of

                               MARINE MIDLAND BANK


                                    ARTICLE I

                             STOCKHOLDERS' MEETINGS

          Section 1.1 ANNUAL MEETING. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held in April each year at the office of the Bank, One Marine Midland Center, City of Buffalo, State of New York.

          Section 1.2 SPECIAL MEETINGS. Except as otherwise specifically provided by statute, special meetings of the stockholders may be called for any purpose at any time by the Board of Directors, the Chairman of the Board, the President, the Chief Executive Officer or the Secretary at such place and time and on such day as may be designated in the notice of meeting. Business transacted at all special meetings of stockholders shall be confined to the purposes stated in the notice of meeting.

          Section 1.3 QUORUM. The holders of a majority of the stock issued and outstanding, and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders, unless otherwise provided by law.

          Section 1.4  VOTING.

          a. At any meeting of the stockholders each stockholder may vote in person or by proxy duly authorized in writing. Each stockholder shall at every meeting of stockholders be entitled to one vote for each share of stock held by such stockholder. A majority of the votes cast shall decide every question or matter submitted to the stockholders at any meeting, unless otherwise provided by law or by the Organization Certificate.

          b. Any action required to be taken at an annual or special meeting of stockholders may be taken without a meeting by written consent setting forth the action and signed by the holders of all of outstanding shares entitled to vote thereon.

          Section 1.5 NOTICE OF MEETING. Written notice of each meeting of stockholders stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the meeting, shall be delivered personally or shall be mailed postage prepaid to each stockholder entitled to vote at such meeting, directed to the stockholder at his or her address as it appears on the records of the Bank, not less than ten or more than 50 days before the date of the meeting.


               ARTICLE II

               DIRECTORS

          Section 2.1  BOARD OF DIRECTORS.  The Board of Directors (the
"Board") shall have power to manage and administer the business and affairs of the Bank and, except as expressly limited by law, all corporate powers of the Bank shall be vested in and may be exercised by the Board unless such powers are required by statute, the Organization Certificate or these By-Laws to be exercised by the stockholders.

          Section 2.2 NUMBER AND TERM. The Board shall consist of not less than seven or more than thirty directors, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the entire Board or by resolution of the stockholders at any meeting of stockholders. Unless sooner removed or disqualified, each director shall hold office until the next annual meeting of the stockholders and until the director's successor has been elected and qualified.

          Section 2.3 ORGANIZATION MEETING. At its first meeting after each annual meeting of stockholders, the Board shall choose a Chairman of the Board, a President and a Chief Executive Officer from its own members and otherwise organize the new Board and appoint officers of the Bank for the succeeding year.

          Section 2.4 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board and of stockholders and perform such duties as shall be assigned from time to time by the Board. In the absence of the Chairman of the Executive Committee, the Chairman of the Board shall act as Chairman of the Executive Committee. Except as may be otherwise provided by the By-Laws or the Board, the Chairman of the Board shall be a member EX OFFICIO of all committees authorized by these By-Laws or the Board. The Chairman of the Board shall be kept informed by the executive officers about the affairs of the Bank.

          Section 2.5 REGULAR MEETINGS. The regular meetings of the Board shall be held each month at the time and location designated by the Board. No notice of a regular meeting shall be required if the meeting is held according to a schedule of regular meetings approved by the Board.

          Section 2.6 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman of the Board, the President, the Chief Executive Officer or the Secretary or at the written request of any three or more directors. Each member of the Board shall be given notice stating the time and place of each such special meeting by telegram, telephone or similar electronic means or in person at least one day prior to such meeting, or by mail at least three days prior.

          Section 2.7 QUORUM. One third of the entire Board shall constitute a quorum at any meeting, except when otherwise provided by law. If a quorum is not present at any meeting, a majority of the directors present may adjourn the meeting, and the meeting may be held, as adjourned, without further notice provided that a quorum is then present. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, unless otherwise specifically provided by statute, the Organization Certificate or these By-Laws.

          Section 2.8 VACANCIES. When any vacancy occurs among the directors, the remaining members of the Board may appoint a director to fill each such vacancy at any regular meeting of the Board or at a special meeting called for that purpose. Any director so appointed shall hold office until the next annual meeting of the stockholders and until the director's successor has been elected and qualified, unless sooner displaced.

          Section 2.9 REMOVAL OF DIRECTORS. Any director may be removed either with or without cause, at any time, by a vote of the holders of a majority of the shares of the Bank at any meeting of stockholders called for that purpose. A director may be removed for cause by vote of a majority of the entire Board.

          Section 2.10 COMPENSATION OF DIRECTORS. The Board shall fix the amounts to be paid directors for their services as directors and for their attendance at the meetings of the Board or of committees or otherwise. No director who receives a salary from the Bank shall receive any fee for attending meetings of the Board or of any of its committees.

          Section 2.11 ACTION BY THE BOARD. Except as otherwise provided by law, corporate action to be taken by the Board shall mean such action at a meeting of the Board or the Executive Committee of the Board. Any one or more members of the Board or any committee may participate in a meeting of the Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

          Section 2.12 WAIVER OF NOTICE. Notice of a meeting need not be given to any director who submits a signed waiver of notice before or after the meeting or who attends the meeting without protesting the lack of such notice prior to or at the commencement of the meeting.

          Section 2.13 ADVISORY AND REGIONAL BOARDS. The Board, the Chairman of the Board, the President, the Chief Executive Officer or any Regional President may establish Advisory Boards or Regional Boards and committees thereof for any one or more of the Bank's regions, offices, or departments and make or authorize appointments to be made thereto. Appointees to such boards and committees need not be stockholders, directors or officers of the Bank, and they shall have and perform only such functions as may be assigned to them by, shall serve at the pleasure of, and shall be compensated by fees fixed by the Board, the Chairman of the Board, the President, the Chief Executive Officer or the Regional President making the appointment.


               ARTICLE III

         COMMITTEES OF THE BOARD

          Section 3.1  EXECUTIVE COMMITTEE.

          a. There shall be an Executive Committee which shall be composed of at least five members elected by the Board from among its members at its first meeting following the annual meeting of stockholders to serve for the ensuing year and shall include the Chairman of the Board, the President, the Chief Executive Officer and the Chairman of the Executive Committee, all of which offices may be held by one person. The Chairman of the Board may appoint one or more directors as alternate members to serve in place of any absent members of the Executive Committee. Any vacancy in the Executive Committee shall be filled by the Board, but until its next regular Board meeting may be filled temporarily by the Chairman of the Board.

          b. The Executive Committee shall possess and exercise all of the powers of the Board except (i) when the latter is in session and (ii) as provided otherwise in the New York Banking Law.

          Section 3.2 CHAIRMAN OF THE EXECUTIVE COMMITTEE. The Board shall appoint one of its members to be Chairman of the Executive Committee. The Chairman of the Board, the President or the Chief Executive Officer may at the same time be appointed Chairman of the Executive Committee. The Chairman of the Executive Committee shall preside at all meetings of the Executive Committee, and the Chairman of the Executive Committee shall, in the absence of the Chairman of the Board, the President and the Chief Executive Officer, preside at all meetings of stockholders and the Board. The Chairman of the Executive Committee shall also perform such other duties and be vested with such other powers as may from time to time be conferred upon him or her by these By-Laws or as shall be assigned to him or her from time to time by the Board or the Chief Executive Officer.

          Section 3.3 MEETINGS OF THE EXECUTIVE COMMITTEE. Meetings of the Executive Committee may be called by the Chairman of the Board, the Chairman of the Executive Committee, the President, the Chief Executive Officer or the Secretary and may be held at any place and at any time designated in the notice thereof. Each member of the Executive Committee shall be given notice stating the time and place of each such meeting, by telegram, telephone or similar electronic means or in person at least one day prior to such meeting, or by mail at least three days prior.

          Section 3.4  EXAMINING COMMITTEE.  The Board shall designate an
Examining

Committee, which shall hold office until the next annual meeting of the Board following the annual meeting of stockholders, consisting of not less than three of its members, other than officers of the Bank, and whose duty it shall be to make an examination at least once during each calendar year and within 15 months of the last such examination into the affairs of the Bank including the administration of fiduciary powers, or cause suitable examinations to be made by auditors responsible only to the Board and to report the result of such examination in writing to the Board. Such report shall state whether the Bank is in a sound condition, whether adequate internal controls and procedures are being maintained and shall recommend to the Board such changes in the manner of conducting the affairs of the Bank as shall be deemed advisable. The Committee shall at such time ascertain whether the Bank's fiduciary responsibilities have been administered in accordance with law and sound fiduciary principles.

          Section 3.5 OTHER COMMITTEES. The Board may appoint, from time to time, from its own members, committees of the Board of three or more persons, for such purposes and with such powers as the Board may determine.


               ARTICLE IV

               OFFICERS

          Section 4.1 APPOINTMENT OF OFFICERS. At its annual meeting following the annual meeting of stockholders, the Board shall appoint from among its members a Chairman of the Board, a President, a Chief Executive Officer and a Secretary. The Chairman of the Board or the President may also be appointed as the Chief Executive Officer. At such meeting, the Board shall also appoint one or more Vice Presidents, and may at such meeting or at other meetings of the Board appoint such other officers as it may determine from time to time. The Board may also authorize a committee of the Board to appoint such officers as are not required to be appointed by the Board at a meeting.

          Section 4.2 DUTIES OF PRESIDENT. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Board and of stockholders and in the absence of the Chairman of the Executive Committee and the Chairman of the Board shall preside at all meetings of the Executive Committee. Except as may be otherwise provided by the By-Laws or the Board, the President shall be a member EX OFFICIO of all committees authorized by these By-Laws or the Board. The President shall have general executive powers, shall participate actively in all major policy decisions and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the Office of President or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the Board or the Chief Executive Officer.

          Section 4.3 DUTIES OF CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall exercise general supervision over the policies and business affairs of the Bank and the carrying out of the policies adopted or approved by the Board. Except as otherwise provided by these By-Laws, the Chief Executive Officer shall have the power to determine the duties of the officers of the Bank and to employ and discharge officers and employees. Except as otherwise provided by the By-Laws or the Board, the Chief Executive Officer shall be a member EX OFFICIO of all committees authorized by these By-Laws or created by the Board. In the absence of the Chairman of the Board and the President, the Chief Executive Officer shall preside at all meetings of the Board and of stockholders.

          Section 4.4 DUTIES OF VICE PRESIDENTS. Each Vice President shall have such titles, seniority, powers and duties as may be assigned by the Board, a committee of the Board, the President or the Chief Executive Officer.

          Section 4.5  SECRETARY.  The Secretary shall be Secretary of the
Board and of the Bank and shall keep accurate minutes of all meetings of stockholders and of the Board. The Secretary shall attend to the giving of all notices required to be given by these By-Laws; shall be custodian of the corporate seal, records, documents and papers of the Bank; shall provide for the keeping of proper records of all transactions of the Bank; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of Secretary or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time by the Board, the president or the Chief Executive Officer.

          Section 4.6 OTHER OFFICERS. The President or the Chief Executive Officer or his or her designee may appoint all officers whose appointment does not require approval by the Board or a committee of the Board and assign to them such titles as from time to time may appear to be required or desirable to transact the business of the Bank. Each such officer shall have such powers and duties as may be assigned by the Board, the president or the Chief Executive Officer.

          Section 4.7 TENURE OF OFFICE. The Chairman of the Board, the President, the Chief Executive Officer, the Chairman of the Executive Committee, the Secretary and the Vice Presidents shall hold office for the current year for which the Board was elected and until their successors have been appointed and qualified, unless they shall resign, become disqualified or be removed. All other officers shall hold office until their successors have been appointed and qualify, unless they shall resign, become disqualified or be removed. The Board shall have the power to remove the Chairman of the Board, the President, the Chief Executive Officer, the Chairman of the Executive Committee and the Secretary. The Board or the Chief Executive Officer or his or her designee shall have the power to remove all other officers and employees. Any vacancy occurring in the offices of Chairman of the Board, President or Chief Executive Officer shall be filled promptly by the Board.

          Section 4.8 COMPENSATION. The Board shall by resolution determine from time to time the officers whose compensation will require approval by the Board or a committee of the Board. The Chief Executive Officer shall fix the compensation of all officers and employees whose compensation does not require approval by the Board or a committee of the Board.

          Section 4.9 AUDITOR. The Board or the Chief Executive Officer shall appoint an officer to fill the position of Auditor for the Bank and assign to such officer such title as is deemed appropriate. The Auditor shall perform all duties incident to the audit of all departments and offices and of all affairs of the Bank. The Auditor shall be responsible to the Chief Executive Officer. The Auditor may at any time report to the Board any matter concerning the affairs of the Bank that, in the Auditor's judgment, should be brought to its attention.

          Section 4.10 REGIONAL PRESIDENTS. The Board may appoint one or more Regional Presidents. Each Regional President shall have such powers and duties as may be assigned by the Board or the Chief Executive Officer.


               ARTICLE V

           FIDUCIARY POWERS

          Section 5.10 FIDUCIARY RESPONSIBILITY. The Board shall appoint an officer or officers or a committee or committees of this Bank whose duties shall be to manage, supervise and direct the fiduciary activities of the Bank as assigned by the Board. Such officer or committee shall do or cause to be done all things necessary or proper in carrying on the assigned activities in accordance with provisions of law and applicable regulations and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The officer or committee shall be responsible for all assets and documents held by the Bank in connection with fiduciary matters assigned by the Board.

          Section 5.11 FIDUCIARY FILES. Files shall be maintained containing all fiduciary records necessary to assure that fiduciary responsibilities have been properly undertaken and discharged.

          Section 5.12 FIDUCIARY INVESTMENTS. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and applicable law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Bank a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under applicable law.


               ARTICLE VI

     STOCK AND STOCK CERTIFICATES

          Section 6.1 TRANSFERS. Shares of the stock of the Bank shall be transferable on the books of the Bank, only by the person named in the certificate or by an attorney, lawfully constituted in writing, and upon surrender of the certificate therefor. Every person becoming a stockholder by such transfer shall, in proportion to his or her shares, succeed to all rights of the prior holder of such shares.

          Section 6.2 STOCK CERTIFICATES. The certificates of stock of the Bank shall be numbered and shall be entered in the books of the Bank as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the Chairman of the Board, the President, the Chief Executive Officer or any Vice President and by the Secretary or an Assistant Secretary.


               ARTICLE VII

             CORPORATE SEAL

          Section 7.1 CORPORATE SEAL. The Chairman of the Board, the President, the Chief Executive Officer, the Secretary or any Assistant Secretary, a Vice President or Assistant Vice President or other officer designated by the Board or the Chief Executive Officer or his or her designee shall have authority to affix the corporate seal to any document requiring such seal and to attest the same. Such seal shall be substantially in the following form:

                                  (impression)
                                  (    of    )
                                  (   seal   )


               ARTICLE VIII

         MISCELLANEOUS PROVISIONS

          Section 8.1 FISCAL YEAR. The fiscal year of the Bank shall be the calendar year.

          Section 8.2  EXECUTION OF INSTRUMENTS.

          a. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Bank or in connection with the exercise of the fiduciary powers of the Bank, by the Chairman of the Board, the President, the Chief Executive Officer, the Secretary or any other officer or employee (other than the Auditor) designated by the Board or the Chief Executive Officer or his or her designee. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Bank in such other manner and by such other officers as the Board may from time to time direct. The provisions of this Section 8.2 are supplementary to any other provision of these By-Laws.

          b. When required, the Secretary or any officer or agent designated by the Board or the Chief Executive Officer or his designee shall countersign and certify all bonds or certificates issued by the Bank as trustee, transfer agent, registrar or depository. The Chief Executive Officer or any officer designated by the Board or the Chief Executive Officer or his or her designee shall have the power to accept in behalf of the Bank any guardianship, receivership, executorship or other special or general trust permitted by law. Each of the foregoing authorizations shall be at the pleasure of the Board, and each such authorization by the Chief Executive Officer or his or her designee also shall be at the pleasure of the Chief Executive Officer.

          Section 8.3 RECORDS. The By-Laws and the proceedings of all meetings of the stockholders, the Board and standing committees of the Board shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as secretary of the meeting.

          Section 8.4 EMERGENCY OPERATIONS. In the event of war or warlike damage or disaster of sufficient severity to prevent the conduct and management of the affairs, business and property of the Bank by its directors and officers as contemplated by these By-Laws, any two or more available members of the then-incumbent Executive Committee shall constitute a quorum of that committee for the full conduct and management of the affairs, business and property of the Bank. In the event of the unavailability at such time of a minimum of two members of the then-incumbent Executive Committee, any three available directors shall constitute the Executive Committee for the full conduct and management of the affairs, business and property of the Bank. This by-law shall be subject to implementation by resolutions of the Board passed from time to time for that purpose, and any provisions of these By-Laws (other than this section) and any resolutions which are contrary to the provisions of this section or to the provisions of any such implementary resolutions shall be suspended until it shall be determined by any interim Executive Committee acting under this section that it shall be to the advantage of the Bank to resume the conduct and management of its affairs, business and property under all of the other provisions of these By-Laws.

          Section 8.5  INDEMNIFICATION.

          a. The Bank shall indemnify each person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Bank, or, while a director or officer, serves or served, at the request of the Bank, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonjudicated disposition of any threatened or pending action or proceeding unless the Bank has given its prior consent to such settlement or other disposition.

          b. The Bank shall advance or promptly reimburse upon request any director or officer seeking indemnification hereunder for all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance or the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled.

          c. This Section 8.5 shall be given retroactive effect, and the full benefits hereof shall be available in respect of any alleged or actual occurrences, acts or failures to act prior to the date of the adoption of this
Section 8.5.  The right to indemnification of advancement of expenses under this
Section 8.5 shall be a contract right.

          Section 8.6 AMENDMENTS. These By-Laws may be added to, amended, altered or repealed at any regular meeting of the Board by a vote of a majority of the total number of the directors, or at any meeting or stockholders, duly called and held, by a majority of the stock represented at such meeting.

          I, __________________, CERTIFY that I am the duly appointed Secretary of Marine Midland Bank and, as such officer, have access to its official records and the foregoing By-Laws are the By-Laws of the Bank, and all of them are now lawfully in force and effect.

          IN TESTIMONY WHEREOF, I have hereunto affixed my official signature and the seal of the Bank, in New York, on ___________________________.



                                                                       Secretary


[SEAL]

                                                                 EXHIBIT T1A(vi)


Securities and Exchange Commission
Washington, D.C. 20549


Dear Sirs:

          Pursuant to Section 321(b) of the Trust Indenture Act of 1939 and subject to the qualifications and limitation of 321(b) and the other provisions of the Trust Indenture Act of 1939, the undersigned Marine Midland Bank consents that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Commission upon request therefor.

                                 Yours very truly,

                                 MARINE MIDLAND BANK


                                 By:
                                      Metin Caner
                                      Assistant Vice President

    Attest:


           By:
               Eileen M. Hughes
               Corporate Trust Officer

 Exhibit T1A(vii)


REPORT OF CONDITION

Consolidated Report of Condition of Marine Midland Bank of Buffalo, New York and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business on December 31,1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


(Dollar Amounts in Thousands)

ASSETS

Cash and balances due from depositary institutions:

   Noninterest-bearing balances and currency and coin . . . . . . . . . . . .  . . . .                                   $1,071,645
   Interest-bearing balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    1,492,007
Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    1,919,704
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement
   subsidiaries, and in IBF's Federal funds sold . . . . . . . . . . . . . . . . . . .                                      357,000
   Securities purchased under agreements to resell . . . . . . . . . . . . . . . . . .                                      593,002
Loans and lease financing receivables:
   Loans and leases, net of unearned income. . . . . . . . . . . . . . . . . . . . . .          9,930,891


   LESS: Allowance for loan and lease losses . . . . . . . . . . . . . . . . . . . . .            342,089
   LESS: Allocated transfer risk reserve . . . . . . . . . . . . . . . . . . . . . . .                  0
Loans and lease, net of unearned income, allowance, and reserve. . . . . . . . . . . .                                    9,588,802
Assets held in trading accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    1,615,072
Premises and fixed assets (including capitalized leases) . . . . . . . . . . . . . . .                                      193,194
Other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      142,240
Investments in unconsolidated subsidiaries and associated companies. . . . . . . . . .                                            0
Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . . .                                       15,007
Intangible assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       69,056
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      428,500

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   17,485,229

LIABILITIES

Deposits:
   In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   12,377,782
   Noninterest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,259,659
   Interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,118,123
In foreign offices, Edge and Agreement Subsidiaries, and IBF's . . . . . . . . . . . .                                    1,002,884
   Noninterest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  0
   Interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,002,884
Federal funds purchased  securities sold un-


   der agreements to repurchase in domestic offices of the bank and of its Edge and
   Agreement subsidiaries, and in IBF's Federal funds purchased  . . . . . . . . . . .                                    1,115,269
   Securities sold under agreements to repurchase. . . . . . . . . . . . . . . . . . .                                      260,530
Demand notes issued to the US Treasury . . . . . . . . . . . . . . . . . . . . . . . .                                      300,000
Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      510,549
Mortgage indebtedness and obligations under capitalized leases . . . . . . . . . . . .                                       41,852
Bank's liability on acceptances executed and outstanding . . . . . . . . . . . . . . .                                       17,591
Subordinated notes and debentures. . . . . . . . . . . . . . . . . . . . . . . . . . .                                      225,000
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      317,656
Total Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   16,169,113
Limited-Life preferred stock and related surplus . . . . . . . . . . . . . . . . . . .                                            0

EQUITY CAPITAL

Perpetual preferred stock and related surplus. . . . . . . . . . . . . . . . . . . . .                                            0
Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      185,000
Surplus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    1,182,745
Undivided profits and capital reserves . . . . . . . . . . . . . . . . . . . . . . . .                                      (51,629)

LESS: Net unrealized loss on marketable equity securities. . . . . . . . . . . . . . .                                            0
Cumulative foreign currency translation adjustments. . . . . . . . . . . . . . . . . .                                            0
Total equity capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    1,316,116


Total Liabilities, limited-life preferred stock and equity capital . . . . . . . . . .                                   17,485,229


I, Gerald A Ronning, Executive Vice President & Controller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

     GERALD A RONNING

We the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                        James H. Cleave
                                        Director

                                        Bernard J. Kennedy
                                        Director

                                        Northrup R. Knox
                                        Director